LONG TERM INCENTIVE OPTION PLAN

                            PEASE OIL AND GAS COMPANY

         1. Purpose of Plan. The purpose of this Long Term Incentive Option Plan ("Plan") is to secure and retain the key employees and consultants who are or will be responsible for the success of Pease Oil and Gas Company ("Company"), to motivate such persons to provide their best efforts on behalf of the Company, to encourage stock ownership and to provide such persons with additional proprietary interests in, and a greater concern for, the welfare of, and an incentive to remain a full time employee of, the Company over a long term

         For purposes of this Plan, the term "Company" shall include where appropriate in the context used any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and
(f) of the Code, whether in existence on the date of adoption of the Plan or formed after the adoption of this Plan.

         Options issued pursuant to this Plan will constitute nonqualified stock options within the meaning of the Internal Revenue Code of 1986, as amended ("Nonstatutory Stock Options"), and the term "Option" in this Plan refers to Nonstatutory Stock Options.

         2. Stock Subject to the Plan. The number of shares of the Company's $0.10 par value common stock ("Common Stock") which shall be reserved for issuance upon exercise of Options issued under this Plan is 1,000,000 shares. Such shares may consist, in whole or in part, of unissued shares or treasury shares. The maximum number of shares of Common Stock issuable pursuant to this Plan, including shares subject to outstanding options, shall be subject to adjustment as provided in Section 6 of this Plan.

         For purposes of this Plan, market value of shares subject to an option shall be determined as follows:

                  (i) If the Common Stock is listed on a national stock exchange or another securities exchange designated by the Committee, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by NASDAQ, or if not so reported then as reported by the Wall Street Journal, on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported; or

                  (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the NASDAQ or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

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                  (iii) If the  Common  Stock is not so  listed or  admitted  to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Committee.

         If any outstanding Option under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be optioned under this Plan subject to the limitations, terms and conditions of this Plan. The Company, and the proper officers of the Company, shall from time to time take appropriate action required for delivery of Common Stock, upon any exercise of Options under this Plan.

         3. Administration. Administration of the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee." The Committee shall consist of at least two members of the Board of Directors (hereafter "Board") appointed by the Board, none of whom is or has been an employee of the Company during the one year prior to acting under the Plan.

         Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         Members of the Board who are either eligible for Options or who have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to such member.

         The decision of a majority of those present at any meeting of the Committee where a quorum consisting of a majority of the Committee is present shall constitute the decision of the Committee.

         The Committee is authorized and empowered to administer the Plan insofar as it relates to Options and, consistent with the terms of the Plan, to
(a) select the key employees or consultants to whom Options are to be granted and to fix the number of shares and other terms and conditions of the Options to be granted, subject to the requirements and limitations of this Plan; (b) determine the date upon which Options shall be granted and the terms and conditions of the granted Options in a manner consistent with the Plan, which terms need not be identical as between Options or Optionees; (c) interpret the Plan and the Options granted under the Plan; (d) adopt, amend and rescind rules and regulations for the administration of the Plan insofar as it relates to Options; (e) determine whether and the extent to which, if at all, exercise price of outstanding options should be reduced; and (f) direct the Company to execute Stock Option agreements pursuant to the Plan.

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         The Committee  shall  determine in its  discretion  whether  applicable laws, regulations or requirements of securities trading exchanges where the Company's securities are traded make it necessary or appropriate that the adoption of this Plan be approved by stockholders of the Company. In the event that stockholders approval is sought, options may be granted subject to such approval.

         All  such  actions  of  the   Committee   shall  be  binding  upon  all
participants in the Plan.

         4. Eligibility. The persons who shall be eligible to receive grants of Options under this Plan shall be those key employees and consultants, who may not be employees, who may be officers or directors of the Company, who are or who will be responsible for the management, growth and success of the business of the Company over the long term and who shall be selected by the Committee.

         The persons to receive Options under the Plan shall be selected from time to time by the Committee, with the approval of the Board, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the Options to be granted to each person selected. No person may be granted an Option if such person, at the time the Option is granted, owns shares of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company on a fully diluted basis (i.e., considering all outstanding shares of Common Stock and all shares which the Company is obligated to issue within three years at the time of action). For purposes of calculating such stock ownership, the beneficial ownership rules of stock ownership set forth in regulations adopted under the Securities Exchange Act of 1934, as amended ("1934 Act") shall apply.

         5. Terms and Conditions. The Plan shall become effective upon the approval and adoption by the Board of Directors. It shall continue in effect for a period of ten years from the date of its effectiveness.

         All Options granted under this Plan shall be subject to the terms and conditions of this Plan, including all of the following:

                  (a) Option Price. The Option price per share shall be determined by the Committee but shall not be less than 90% of the fair market value of such shares at the time the Option is granted.

                  (b) Limitations on Grant of Options. No Option shall be granted which may be exercised sooner than three years nor more than ten years after the date it was granted. Subject to Section 5(q) below, Options may not become exercisable (i.e., "vest") as to more than one-third of the total shares represented by an Option grant in any year and no Option shall vest before three years from the date of grant.


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                  (c) Limitations on Exercise of Option.  No Optionee granted an
         Option under this Plan may exercise an Option unless at all times during the period beginning on the date of the granting of the Option and ending on the day three months before the date of such exercise such Optionee was employed by the Company or a corporation or subsidiary thereof issuing or assuming the Option in a transaction referred to in Section 6 of this Plan, provided that if the Optionee was an employee at the time of grant of the Option and continues to be employed through the time that the Option is fully vested, then the Option may be exercised for one year from termination of employment unless the Optionee takes action which is materially adverse to the best interests of the Company, determined in the discretion of the Committee, prior to exercise of the Option..

                  (d) Payment for Shares. Payment in full, in cash, shall be made for all shares issued pursuant to the exercise of an Option, provided that the Committee may permit payment to be made with shares of the Company's Common Stock owned by the Optionee to be valued at the fair market value at the date of exercise. All Options shall be exercised for 100 shares, or a multiple thereof, or for the full number of shares for which the Option is then exercisable. No Optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to an Option until the Optionee has given written notice of exercise of the Optionee's Option and paid in full for such shares.

                  (e) Manner of Exercise. Any Option granted pursuant to this Plan may be exercised at such time or times as set forth in the Option, by the delivery of written notice to any officer of the Company, other than the Optionee, together with payment in full, for the number of shares to be purchased pursuant to such exercise. Such notice (i) shall state the election to exercise the Option, (ii) shall state the number of shares in respect of which the Option is being exercised, (iii) shall state the Optionee's address, (iv) shall state the Optionee's social security number, (v) shall contain such representations and agreements concerning Optionee's investment intent with respect to such shares of Common Stock as shall be satisfactory to the Company's counsel, (vi) shall state that the certificate evidencing the shares may be stamped with a restrictive legend and the shares evidenced by such certificate will constitute "restricted securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act") (unless the shares to be acquired are registered under the Act) and (vii) shall be signed and dated by Optionee.

                  (f) Conditions of Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the 1934 Act, the rules and regulations promulgated thereunder, applicable state securities law, and the requirements of any stock exchange or automated quotation system upon which the Share may be listed or quoted, and shall be subject to the approval of legal counsel for the Company with respect to such compliance.


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                  (g)  Limitation  on Transfer of Shares.  Unless  shares issued upon exercise are at the time of exercise registered under the Act, all shares of Common Stock acquired by an Optionee upon exercise of an Option granted under this Plan shall be deemed to be "restricted securities" as defined in Rule 144 promulgated under the Act and the certificate evidencing such shares shall contain a legend as follows:

                  "The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the `Act') or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

                  (h) Other Representations or Warranties. As a further condition to the exercise of any Option granted under this Plan, the Company may require each Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation, including making arrangements, approved by the Committee, for payment of any applicable withholding taxes.

                  (i) Death of Optionee.  If an Optionee (or a transferee of the
         Option) dies, any Option previously granted to the Optionee shall be exercisable by the personal representa tive or administrator of the deceased Optionee's estate, or by any trustee, heir, legatee or beneficiary (collectively referred to for convenience as the "legal representative") who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at any time within one year after his death, but not more than ten years after the date of granting of the Option, provided the deceased Optionee was entitled to exercise such Option at the time of his death. Prior to the exercise of any such Option, the legal representative of the deceased Optionee shall furnish to the Company written notice of such exercise, together with a certified copy of letters testamentary or other proof deemed sufficient by the Committee of the right of the legal representative to exercise such Option in accordance with the provisions of this Plan.

                  (j) Retirement. If an Optionee's employment with the Company terminates by reason of retirement, any Option previously granted to him shall be exercisable as determined in the sole discretion of the Committee at any time within three months after the date of such termination, but not more than ten years after the date of granting of the Option, and then only to the extent to which it was exercisable at the time of such termination by retirement; provided, however, that if the Optionee dies within three months after termination by retirement, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for one year after the date of his death, but not more than ten years after the date of granting of the Option.


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                  (k)  Disability.  If an Optionee  becomes  disabled within the meaning of Section 22(e)(3) of the Code, and at the time of such disability the Optionee is entitled to exercise an Option, the Optionee shall have the right to exercise such Option within one year after such disability provided that the Optionee exercises the Option within ten years after the date of grant, and then only to the extent to which it was exercisable at the time of such disability.

                  (l) Optionee's Termination. If an Optionee ceases to serve an employee of the Company or a subsidiary, as the case may be, for any reason other than death, retirement or disability, any Option previously granted to the Optionee which was exercisable at the time of termination shall terminate three months after the date of such termination or at such earlier time as provided in the terms of the Option granted to the Optionee. To the extent that an Option is not exercised within the time specified herein, the Option shall terminate. Options which were not exercisable on the date of termination shall terminate upon termination.

                  (m) Leave of Absence. For the purposes of this Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Board, if the period of such leave does not exceed 90 days and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the Optionee's right to re-employment is guaranteed either by statute or by contract, shall not be deemed a termination of employment.

                  (n) Option Agreement. Any Option granted under this Plan shall be in accordance with the Plan and shall be in the form of the Stock Option Agreement attached as Exhibit A attached hereto.

                  (o) Transferability of Options. Except by will or the laws of descent and distribution, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner during the period ending two years from the date of grant of the Option and thereafter only (i) after written notice to the Board and (ii) in a manner which is in compliance with all applicable provisions of the Act, as amended and the 1934 Act to the reasonable written satisfaction of the Company, given before transfer is effected. Upon any permitted sale or other transfer, the transferee shall remain subject to all terms and conditions of the Plan and the Stock Option Agreement. Upon any permitted transfer of an Option, the written Stock Option Agreement shall be delivered to the Company for registration of the transfer to any transferee.

                  (p) Exercisability of Options. No Optionee granted an Option under this Plan shall be entitled to exercise such Option at any time after the expiration of such Option as specified in the Stock Option Agreement evidencing the Option.


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



                  (q) Vesting Upon Change of Control. An Option granted under this Plan to an employee shall become exercisable (i.e., "vest") in full if the employee to whom an Option has been granted is terminated, has his or her salary involuntarily reduced by more than 10% or has his or her duties, authority and responsibility materially reduced or restricted within one year following a change of control of the Company. For purposes of this Section 5(q), a change of control shall mean any of the following: (i) at any time the Board of Directors includes a majority of directors who have served as directors for less than one year, or (ii) within one year following a merger or other combination of the principal business of the Company with another entity, one or more of the four most highly paid executive officers of the Company is discharged or reassigned to substantially reduced responsibilities with the surviving entity, or the Optionee's salary has been voluntarily reduced by 10% or more, or Optionee's duties, authority and responsibilities have been materially reduce or restricted..

         6. Adjustments Upon Recapitalization, Merger, Etc. If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, subdivision or combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company (including a merger or similar reorganization which effects a reincorporation of the Company in a different county or province) is the surviving corporation, the number and kind of shares subject to this Plan or subject to any Options previously granted, and the Option prices, shall be appropriately and equitably adjusted, so as to maintain the proportionate number of shares without changing the aggregate Option price. In the event of a dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation and the holder of Common Stock receives securities of another corporation, then any outstanding Options hereunder shall terminate as of the effective date of such event; provided that immediately prior to such event each Optionee shall have the right to exercise any unexpired Option in whole or in part whether or not the Option would otherwise be exercisable. The Company shall afford each person who holds an Incentive Stock Option under this Plan with at least 30 days advance written notice of such event. The existence of this Plan, or of any Options hereunder, shall not in any way prevent any transaction described in this section, nor shall anything contained in this Plan prevent the substitution of a new Option by a surviving corporation.

         7. Use of Proceeds. Proceeds from the sale of stock pursuant to Options granted under this Plan shall constitute general funds of the Company may be used for such general corporate purposes as the Board shall determine.

         8. Reservation of Issuance of Shares. The Company shall at all times during the duration of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of all Options granted pursuant to this Plan, and shall pay all original issue and transfer taxes with respect to the issuance of shares pursuant to the exercise

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of such Options, and shall pay all of the fees and expenses necessarily incurred in connection with the exercise of such Options and the issuance of such shares.

         9. Amendments. The Board of Directors may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Optionee under any Options previously granted, without the Optionee's consent.

         Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company in a writing signed by both parties.

         10. Indemnification. In addition to such other rights of indemnification as they may have as directors, the members of the Committee and the Board shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, or shares purchased pursuant to the exercise of Options under this Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such member of the Board of Directors is liable for gross negligence, fraud or willful misconduct in the performance of the director's duties so long as within 60 days after institution of any such action, suit or proceeding, the director shall in writing offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

         11. Miscellaneous. Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural, and words denoting the plural may be construed as denoting the singular, and words of one gender may be construed as denoting such other gender

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as is appropriate. Paragraph headings are not to be considered part of this Plan and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.

Adopted by Directors:  November 7, 1997.

                                          PEASE OIL AND GAS COMPANY
                                          organized under the laws of Nevada
ATTEST:

                                          By  /s/ Willard H. Pease, Jr.
                                             ----------------------------------
                                              Willard H. Pease, Jr., Chairman

/s/ Patrick J. Duncan
---------------------------------------
Patrick J. Duncan, Secretary

S E A L

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